UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2012 (March 15, 2012)

NEW ENTERPRISE STONE & LIME CO., INC.

(Exact name of registrant as specified in charter)

DELAWARE	333-176538	23-1374051
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(I.R.S. Employer Identification Number)

3912 Brumbaugh Road
P.O. Box 77

New Enterprise, PA 16664

(Address of principal executive offices)

(814) 766-2211

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement

On March 15, 2012, New Enterprise Stone & Lime Co., Inc. ( the “Company”) completed the previously announced offer and sale of $265 million in aggregate principal amount of its 13% Senior Secured Notes due 2018 (the “New Notes”) pursuant to the Purchase Agreement, dated March 1, 2012, by and among the Company, the subsidiary guarantors named therein and Merrill Lynch, Pierce, Fenner & Smith Incorporated as representative of the Initial Purchasers named therein (the “Initial Purchasers”).  In connection with the consummation of the offering of New Notes, the Company also entered into a new $170 million asset-based secured revolving credit facility (the “ABL Facility”) with Manufacturers and Traders Trust Company (“M&T”).

The Company offered and sold the New Notes to qualified institutional buyers in an unregistered offering pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to certain non-U.S. persons in transactions outside the United States in reliance on Regulation S under the Securities Act. The New Notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act. This Current Report on Form 8-K and the statements contained in the exhibits to this Current Report on Form 8-K do not and shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of any securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The Company used the proceeds from the offering of New Notes and certain borrowings under its new ABL Facility to repay all of the outstanding indebtedness under its existing first lien term loan A, first lien term loan B and revolving credit facility under its senior secured credit facility, terminate such senior credit facility and pay all fees and expenses associated with these transactions.

New Notes

The New Notes and related guarantees were issued under an Indenture (the “Indenture”) dated as of March 15, 2012, by and between the Company and Wells Fargo Bank, National Association, as trustee (the “Trustee”) and as collateral agent.  The New Notes will mature on March 15, 2018.

Interest on the New Notes will initially be payable at 13% per annum, semi-annually in arrears on March 15 and September 15, commencing on September 15, 2012. The Company will make each interest payment to the holders of record of the New Notes on the immediately preceding March 1 and September 1.

With respect to any interest payment date on or prior to March 15, 2017, the Company may, at its option, elect (an ‘‘Interest Form Election’’) to pay interest on the New Notes (i) entirely in cash (‘‘Cash Interest’’) or (ii) subject to any Interest Rate Increase (as defined below), initially at the rate of 4% per annum in cash (‘‘Cash Interest Portion’’) and 9% per annum by increasing the outstanding principal amount of the New Notes or by issuing additional notes under the Indenture on the same terms as the New Notes (‘‘PIK Interest Portion’’ or “PIK Interest”); provided that in the absence of an Interest Form Election, interest on the New Notes will be payable as PIK Interest.

With respect to any interest payment payable after March 15, 2017, interest will be payable solely in cash.

In addition, at the beginning of and with respect to each 12-month period that begins on March 15, 2013, March 15, 2014 and March 15, 2015, the interest rate on the New Notes as of such date shall permanently increase by an additional 1.0% per annum (an ‘‘Interest Rate Increase’’) unless the Company delivers a written notice to the Trustee of the Company’s election for such 12-month period to either (x) alter the manner of interest payment on the New Notes going forward by increasing the Cash Interest Portion and decreasing the PIK Interest Portion in each case in effect with respect to the immediately preceding interest period for which any PIK Interest was paid prior to each such election by, in each case, 1.0% per annum or (y) pay interest on the New Notes for such 12-month period entirely in cash (a ‘‘12-Month Cash Election’’).  In the event of a 12-Month Cash Election for any 12-month period prior to March 15, 2017, the interest rate on the New Notes applicable for such 12-month period shall be 1.0% less than the total interest rate applicable to the New Notes in effect with respect to the immediately preceding interest period for which any PIK Interest was paid. Any Interest Rate Increase shall be effected by increasing the PIK Interest Portion in effect with respect to the immediately preceding interest period for which any PIK Interest was paid prior to each such Interest Rate Increase. If the Company makes a 12-Month Cash Election for and in respect of the 12-month period beginning on March 15, 2016, the same interest rate will apply for and in respect of the 12-month period beginning on March 15, 2017.

The New Notes are guaranteed on a joint and several basis, by all of the Company’s existing and future domestic subsidiaries (the “Guarantors”) that currently guarantee the Company’s existing 11% senior notes due 2018 (the “Existing Notes”) and the ABL Facility.

The New Notes and related guarantees are senior secured obligations of the Company and the Guarantors that rank equally in right of payment with all existing and future senior debt of the Company and the Guarantors, including the Existing Notes and ABL Facility, and senior to all existing and future subordinated debt of the Company and Guarantors.

The New Notes and related guarantees are secured, subject to certain permitted liens, and except for certain excluded assets, by first-priority liens on substantially all of the Company’s and Guarantors’ personal property and certain owned and leased real property and second-priority liens on certain real property and substantially all of the Company’s and Guarantors’ accounts receivable, inventory and deposit accounts and related assets and proceeds of the foregoing that secure the ABL Facility on a first-priority basis (the “ABL Priority Collateral”).

The New Notes will be redeemable, in whole or in part, at any time on or after March 15, 2015, at the redemption prices specified in the Indenture.  At any time prior to March 15, 2015, the Company may, at its option, redeem up to 35% of the New Notes with the net cash proceeds from certain public equity offerings at 113% of the principal amount thereof, together with accrued but unpaid interest.  The Company may also redeem some or all of the New Notes at any time prior to March 15, 2015 at 100% of the principal amount thereof plus a ‘‘make-whole’’ premium and accrued but unpaid interest.

Upon a change in control, the Company must offer to repurchase the New Notes at 101% of their principal amount, plus accrued but unpaid interest.  In addition, if the Company or Guarantors sell certain assets and do not repay certain debt or reinvest the proceeds of such asset sales within certain time periods set forth in the Indenture, the Company must offer to repurchase the New Notes at 100% of their principal amount, plus accrued but unpaid interest.

To prevent the New Notes from constituting “applicable high yield discount obligations (“AHYDO”) within the meaning of Section 163(i)(1) of the Internal Revenue Code of 1986, as amended (the “Code”), at the end of the first accrual period after the fifth anniversary of the New Notes’ issuance and each accrual period thereafter, the Company will be required to redeem for cash the portion of each New Note then outstanding required to be redeemed to prevent such New Note from being treated as an AHYDO within the meaning of the Code.

The Indenture contains covenants that, among other things, restrict the ability of the Company and its restricted subsidiaries to, subject to certain exceptions, (i) incur additional debt;(ii) pay dividends or make other distributions, repurchase capital stock or make other restricted payments; (iii) make certain investments; (iv) incur liens; (v) merge, amalgamate or consolidate; (vi) sell assets; and (vi) enter into certain transactions with affiliates.

The Indenture contains customary events of default, including, among other things: (i) payment defaults, (ii) covenant defaults, (iii) cross-defaults to other material indebtedness and other material obligations, (iv) certain events of bankruptcy, (v) material judgments, and (vi) material liens securing the New Notes or a guarantee of a Guarantor ceasing to be effective.

Under a registration rights agreement (the “Registration Rights Agreement”), dated as of March 15, 2012, with the Initial Purchasers, the Company has agreed to consummate an exchange offer for the New Notes for publicly registered notes within 360 days after March 15, 2012 and under certain circumstances, to use its commercially reasonable efforts to file a shelf registration statement with respect to resales of the New Notes. If the Company fails to satisfy its obligations under the Registration Rights Agreement, the Company will be required to pay up to an additional 1% interest to the holders of the New Notes until the registration default has been cured.

The foregoing is not a complete discussion of the Indenture, the New Notes, the Guarantees, the Registration Rights Agreement and the security documents for the New Notes and is qualified in its entirety by reference to the full text of the Indenture, the New Notes, the Guarantees, the Registration Rights Agreement and the security documents for the New Notes attached to this Current Report on Form 8-K as Exhibits 4.1 through 4.7, each of which is incorporated by reference herein.

ABL Facility

On March 15, 2012, the Company also entered into a Credit Agreement for the ABL Facility with M&T, as the issuing bank, a lender, the swing lender, the agent and the arranger, the lenders defined therein, and the Company, as borrower.  The ABL Facility provides for maximum borrowings on a revolving basis of up to $170 million from time to time for general corporate purposes, including working capital.  The ABL Facility includes a $15 million letter of credit sub-facility and a $20 million swing line sub-facility for short-term borrowings. The ABL Facility will mature on March 15, 2017.

Borrowings under the ABL Facility are subject to a borrowing base formula based in part on the value of eligible receivables, in part on the value of eligible inventory and in part on the value of certain real property securing the ABL Facility on a first-lien basis.

Borrowings under the ABL Facility (except swing line loans) will bear interest at a rate per annum equal to, at the Company’s option, either (a) a base rate or (b) a LIBOR rate, in each case plus an applicable margin.  Swing line loans will bear interest at the base rate plus the applicable margin.

The Company will be required to pay certain customary unutilized commitment and other fees in connection with the ABL Facility.

Borrowings under the ABL Facility are guaranteed by all of the Company’s subsidiaries that guarantee the New Notes and the Existing Notes, and are secured, subject to certain permitted liens, by first-priority liens on the ABL Priority Collateral and by second-priority liens on the collateral securing the New Notes on a first-priority basis, except for certain real property.

The ABL Facility provides that if excess availability is less than the greater of (i) $25 million and (ii) 15% of the lesser of the commitments and the borrowing base, the Company must comply with a minimum fixed charge coverage ratio test of at least 1.0 to 1.0 immediately preceding four fiscal quarters or twelve consecutive months, as applicable.

In addition, the ABL Facility includes customary affirmative and negative covenants that, subject to significant exceptions, limit the ability of the Company and the Guarantors to undertake certain actions, including, among other things, limitations on (i) the incurrence of indebtedness and liens, (ii) asset sales, (iii) dividends and other payments with respect to capital stock, (iv) acquisitions, investments and loans, (v) affiliate transactions, (vi) altering the business, (vii) issuances of equity that have mandatory redemption or put rights prior to the maturity of the ABL Facility and (viii) providing negative pledges to third parties.

The ABL Facility contains certain customary conditions to lending, representations and warranties and events of default, including, among other things: (i) payment defaults, (ii) cross-defaults to other material indebtedness and other material obligations, (iii) covenant defaults, (iv) loss of custody or control of property, (v) certain events of bankruptcy, (vi) the occurrence of a material adverse change, (vii) material judgments, (viii) change in control and (ix) the absence of a perfected first-priority lien on ABL Priority Collateral, subject only to permitted liens.

If M&T is unable to reduce its final participation in the ABL Facility to no more than $75 million during the primary syndication of the facility, it will be entitled to modify the structure, terms and/or pricing of the ABL Facility if it determines that such changes are necessary in order to reduce its participation below such threshold. In such case, however, M&T will not be able to modify certain terms of the ABL Facility, including but not limited to the size of the facility, the advance rates, the guarantors, certain covenants and the interest and fees payable under the facility beyond an agreed amount.

The foregoing is not a complete discussion of the Credit Agreement and the security documents for the ABL Facility and is qualified in its entirety by reference to the full text of the Credit Agreement and the security documents for the ABL Facility attached to this Current Report on Form 8-K as Exhibits 10.1 through 10.4, each of which is incorporated by reference herein.

Intercreditor Agreement

On March 15, 2012, the Company and the Guarantors entered into an intercreditor agreement (the “Intercreditor Agreement”) with the Trustee in its capacity as collateral agent under the Indenture and M&T, in its capacity as collateral agent under the ABL Facility to define the relative priorities of the collateral agent under the New Notes and the collateral agent under the ABL Facility with respect to the collateral securing the New Notes and the ABL Facility and certain other matters.

The foregoing is not a complete discussion of the Intercreditor Agreement and is qualified in its entirety by reference to the full text of the Intercreditor Agreement attached to this Current Report on Form 8-K as Exhibit 4.8, which is incorporated by reference herein.

Item 2.03               Creation of a Direct Financial Obligation or an Obligation under an off-Balance Sheet Arrangement of a Registrant

The Company’s disclosures under Item 1.01 above are hereby incorporated by reference in this Item 2.03.

Item 9.01               Financial Statements and Exhibits

d) Exhibits.

No.	Description

4.1	Indenture, dated as of March 15, 2012 by and between New Enterprise Stone & Lime Co., Inc. and Wells Fargo Bank, National Association, as trustee and collateral agent.

4.2	Global Notes for the 13% Senior Secured Notes due 2018.

4.3

Registration Rights Agreement, dated as of March 15, 2012, by and among New Enterprise Stone & Lime Co., Inc., the guarantors party thereto, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, on behalf of itself and as representative of the several initial purchasers listed therein.

4.4	Security Agreement, dated as of March 15, 2012, by and among New Enterprise Stone & Lime Co., Inc., the guarantors party thereto and Wells Fargo Bank, National Association, as collateral agent.

4.5	Patent Security Agreement, dated as of March 15, 2012, by and among New Enterprise Stone & Lime Co., Inc., the guarantors party thereto and Wells Fargo Bank, National Association, as collateral agent.

4.6

Trademark Security Agreement, dated as of March 15, 2012, by and among New Enterprise Stone & Lime Co., Inc., the guarantors party thereto and Wells Fargo Bank, National Association, as collateral agent.

4.7	Mortgage Modification Agreement, dated as of March 15, 2012, between New Enterprise Stone & Lime Co., Inc., as mortgagor, and Wells Fargo Bank, National Association, as mortgagee.

4.8

Intercreditor Agreement, dated as of March 15, 2012, by and among New Enterprise Stone & Lime Co., Inc., the subsidiary guarantors party thereto, Manufacturers and Traders Trust Company, in its capacity as collateral agent, and Wells Fargo Bank, National Association, in its capacity as trustee and collateral agent.

10.1

Credit Agreement, dated as of March 15, 2012, by and among Manufacturers and Traders Trust Company, as the Issuing Bank, a Lender, the Swing Lender, the Agent and the Arranger, the Lenders as defined therein, and New Enterprise Stone & Lime Co., Inc., as Borrower.

10.2	Security Agreement, dated as of March 15, 2012, by and among New Enterprise Stone & Lime Co., Inc., the guarantors party thereto and Manufacturers and Traders Trust Company, as collateral agent.

10.3

Patent Security Agreement, dated as of March 15, 2012, by and among New Enterprise Stone & Lime Co., Inc., the guarantors party thereto and Manufacturers and Traders Trust Company, as collateral agent.

10.4

Trademark Security Agreement, dated as of March 15, 2012, by and among New Enterprise Stone & Lime Co., Inc., the guarantors party thereto and Manufacturers and Traders Trust Company, as collateral agent.

10.5

Guaranty and Suretyship Agreement, dated as of March 15, 2012, by and among New Enterprise Stone & Lime Co., Inc., the guarantors party thereto and Manufacturers and Traders Trust Company, as collateral agent.

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NEW ENTERPRISE STONE & LIME CO., INC.

By:	/s/ Paul I. Detwiler, III
Paul I. Detwiler, III
President, Chief Financial Officer and Secretary

Date: March 21, 2012

EXHIBIT INDEX

No.	Description

4.1	Indenture, dated as of March 15, 2012 by and between New Enterprise Stone & Lime Co., Inc. and Wells Fargo Bank, National Association, as trustee and collateral agent.

4.2	Global Notes for the 13% Senior Secured Notes due 2018.

4.3

Registration Rights Agreement, dated as of March 15, 2012, by and among New Enterprise Stone & Lime Co., Inc., the guarantors party thereto, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, on behalf of itself and as representative of the several initial purchasers listed therein.

4.4	Security Agreement, dated as of March 15, 2012, by and among New Enterprise Stone & Lime Co., Inc., the guarantors party thereto and Wells Fargo Bank, National Association, as collateral agent.

4.5	Patent Security Agreement, dated as of March 15, 2012, by and among New Enterprise Stone & Lime Co., Inc., the guarantors party thereto and Wells Fargo Bank, National Association, as collateral agent.

4.6

Trademark Security Agreement, dated as of March 15, 2012, by and among New Enterprise Stone & Lime Co., Inc., the guarantors party thereto and Wells Fargo Bank, National Association, as collateral agent.

4.7	Mortgage Modification Agreement, dated as of March 15, 2012, between New Enterprise Stone & Lime Co., Inc., as mortgagor, and Wells Fargo Bank, National Association, as mortgagee.

4.8

Intercreditor Agreement, dated as of March 15, 2012, by and among New Enterprise Stone & Lime Co., Inc., the subsidiary guarantors party thereto, Manufacturers and Traders Trust Company, in its capacity as collateral agent, and Wells Fargo Bank, National Association, in its capacity as trustee and collateral agent.

10.1

Credit Agreement, dated as of March 15, 2012, by and among Manufacturers and Traders Trust Company, as the Issuing Bank, a Lender, the Swing Lender, the Agent and the Arranger, the Lenders as defined therein, and New Enterprise Stone & Lime Co., Inc., as Borrower.

10.2	Security Agreement, dated as of March 15, 2012, by and among New Enterprise Stone & Lime Co., Inc., the guarantors party thereto and Manufacturers and Traders Trust Company, as collateral agent.

10.3

Patent Security Agreement, dated as of March 15, 2012, by and among New Enterprise Stone & Lime Co., Inc., the guarantors party thereto and Manufacturers and Traders Trust Company, as collateral agent.

10.4

Trademark Security Agreement, dated as of March 15, 2012, by and among New Enterprise Stone & Lime Co., Inc., the guarantors party thereto and Manufacturers and Traders Trust Company, as collateral agent.

10.5

Guaranty and Suretyship Agreement, dated as of March 15, 2012, by and among New Enterprise Stone & Lime Co., Inc., the guarantors party thereto and Manufacturers and Traders Trust Company, as collateral agent.